SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2002

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a
Pooling and Servicing Agreement, dated as of February 1, 2002, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2002-S3)

                 Residential Funding Mortgage Securities I, Inc.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                   333-59998                    75-2006294
          --------                   ---------                    ----------
(State or Other Jurisdiction        (Commission                (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)


8400 Normandale Bake Blvd.
Suite 250
Minneapolis, Minnesota                                               55437
----------------------                                               -----
(Address of Principal                                                (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (952) 832-7000

Item 5.  Other Events.
         -------------

                  On February 27, 2002, Residential Funding Mortgage Securities I, Inc. caused the issuance and sale of the Mortgage Pass-Through Certificates Series 2002-S3, pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2002, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer and Bank One, National Association, as Trustee.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         1. Series Supplement, dated as of February 1, 2002, to the Standard Terms of Pooling and Servicing Agreement, dated as of July 1, 2001, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and Bank One, National Association, as trustee.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES, INC.


                                            By: /s/ Randy Van Zee
                                               ---------------------------------
                                            Name:   Randy Van Zee
                                            Title:  Vice President


Dated: March 1, 2002

                                    EXHIBITS

                               (Please See Tab #5)